EXHIBIT 10.15

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (the "Amendment") dated effective as of the 1st day of July, 2023 (the "Effective Date"), is entered into by and between Hausmann Industries, Inc., a New Jersey corporation ("Landlord"), and Hausmann Enterprises, LLC, a Utah limited liability company ("Tenant").

Recitals

A. Landlord and Tenant entered into a Lease Agreement dated as of March 21, 2017 for certain real property and improvements located at 130 Union Street in Northvale, New Jersey (the "Premises"), which Lease Agreement was subsequently amended by an Amendment to Lease Agreement dated as of January 2018 and a Second Amendment to Lease Agreement dated as of April 1, 2023 (collectively, the "Lease"). The Primary Term of the Lease was two (2) years from the Lease Commencement Date.

B. Landlord recently completed and paid for certain repairs to and replacements of the roofing, drain and decking of the Premises for a total cost of $286,951.92 (the "Roofing Project Costs").

C. Tenant is responsible to reimburse Landlord for the Roofing Project Costs.

D. To facilitate Tenant's reimbursement to Landlord of the Roofing Project Costs over time, Landlord and Tenant have agreed to amortize the Roofing Project Costs into Tenant's monthly Base Rent payments over the balance of the Lease term, subject to the terms and conditions set forth herein.

NOW, THEREFORE in consideration of the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1. Amendments to Lease.

a. Base Rent Adjustment (July 2023). With respect to Tenant's monthly Base Rent payment for July 2023, Tenant shall pay to Landlord an amount equal to its standard Base Rent payment, plus $10,769.31, resulting in an aggregate Base Rent payment for such month of $70,769.31.

b. Base Rent Adjustment (August 2023 through the end of the Lease Term). With respect to Tenant's monthly Base Rent payments beginning August 1, 2023 and continuing each month thereafter through the end of the Lease term, Tenant shall pay to Landlord an amount equal to the Base Rent currently contemplated by the Lease for each such month, plus $769.31.

2. Miscellaneous Provisions.

a. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease.

b. Except as amended hereby, the Lease shall remain unchanged and in full force and affect.

c. This Amendment is binding upon and shall inure to the benefit of the parties, their successors, assigns, personal representatives, beneficiaries, executors, administrators, and heirs, as the case may be.

d. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and same instrument. A signed copy of this Amendment delivered by facsimile or email shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

e. If any term or provision of this Amendment is invalid, illegal, or incapable of being enforced by virtue of any federal or state law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the legal substance of the transaction contemplated hereby is not affected in any manner materially adverse to any of the parties to this Amendment. Upon such determination that any such term or provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

LANDLORD:

Hausmann Industries, Inc.,
a New Jersey corporation

By: David Hausmann (Sep 18, 2023 18:54 EDT)

Name: David Hausmann

Title: Landlord

TENANT:

Hausmann Enterprises, LLC,
a Utah limited liability company

  John A Krier

By:John A Krier (Sep 18, 2023 17:56 CDT)

Name: John Krier

Title: CEO, CFO

[SIGNATURE PAGE TO SECOND AMENDMENT TO LEASE AGREEMENT]

Hausmann Enterprises LLC - Third Amendment to Lease Agreement (Hausmann Industries Inc. - New Jersey Property)

Final Audit Report 2023-09-18

Created:	2023-09-18
By:	Megan Cedar (megan.cedar@dynatronics.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAjm0Hmm_fQd28-lu8mApTmBgG3gocOsD6

"Hausmann Enterprises LLC - Third Amendment to Lease Agreement (Hausmann Industries Inc. - New Jersey Property)" History

Document created by Megan Cedar (megan.cedar@dynatronics.com)
2023-09-18 - 10:06:03 PM GMT

Document emailed to David Hausmann (71dhaus@gmail.com) for signature
2023-09-18 - 10:06:48 PM GMT

Email viewed by David Hausmann (71dhaus@gmail.com)
2023-09-18 - 10:08:06 PM GMT

Document e-signed by David Hausmann (71dhaus@gmail.com)
Signature Date: 2023-09-18 - 10:54:42 PM GMT - Time Source: server

Document emailed to John Krier (john.krier@dynatronics.com) for signature
2023-09-18 - 10:54:44 PM GMT

Email viewed by John Krier (john.krier@dynatronics.com)
2023-09-18 - 10:56:17 PM GMT

Signer John Krier (john.krier@dynatronics.com) entered name at signing as John A Krier
2023-09-18 - 10:56:55 PM GMT

Document e-signed by John A Krier (john.krier@dynatronics.com)
Signature Date: 2023-09-18 - 10:56:57 PM GMT - Time Source: server

Agreement completed.
2023-09-18 - 10:56:57 PM GMT

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